UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 24, 2018

    AEI INCOME & GROWTH FUND 25 LLC
(Exact name of registrant as specified in its charter)

State of Delaware	000-50609	75-3074973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 East 7th Street, Suite 1300, St. Paul, Minnesota, 55101
 (Address of Principal Executive Offices)

(651) 227-7333
 (Registrant's telephone number, including area code)

___________________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
     (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).         Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

In July 2018, the Managing Member solicited by mail a proxy statement seeking the consent of the Limited Members to initiate the final disposition, liquidation and distribution of all of the Company's properties and assets (Proposal #1) or to continue the Company for an additional 60 months (Proposal #2).  In addition, the proxy statement sought the Limited Members' consent to amend Section 7.7 of the Fund's operating agreement to increase the price at which units may be repurchased under the Fund's Unit repurchase plan from 80% of the estimated net asset value per unit to 95% of the estimated net asset value per unit (Proposal #3) and to allow the Fund to sell joint venture interests that it currently owns in eight of its properties to other AEI Affiliated Funds (Proposal #4).  In order for a proposal to be approved, a majority of the 39,898.14 eligible Units must be voted in favor of the proposal.

Proposal #1:	Approval to begin selling the Company's properties, followed by the Company's liquidation and dissolution.

The proposal was not approved, based upon the following votes:

For	Against	Abstain
15,195.62	3,057.49	223.43

Proposal #2:	Amend the Operating Agreement to authorize the Company to continue the Company's operations for an additional 60 months.

The proposal was not approved, based upon the following votes:

For	Against	Abstain
6,897.11	6,827.78	174.49

Proposal #3:	Amend the Operating Agreement to change the Company's Unit Repurchase Plan price to 95% of net asset value.

The proposal was not approved, based upon the following votes:

For	Against	Abstain
17,147.99	4,180.29	1,264.08

Proposal #4:	Allow the Company to sell joint venture interest that it currently owns in eight of its properties to other AEI Affiliated Funds.

The proposal was not approved, based upon the following votes:

For	Against	Abstain
19,324.06	2,336.42	931.89

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEI INCOME & GROWTH FUND 25 LLC

	By:	AEI Fund Management XXI, Inc.
	Its:	Managing Member

Date: November 2, 2018	By:	/s/ PATRICK W KEENE
Patrick W. Keene
Chief Financial Officer